-1 165126979_5 Name: [●] Number of Restricted Stock Units subject to Award: [●] Grant Date: [●] PLANET FITNESS, INC. 2025 OMNIBUS INCENTIVE PLAN RESTRICTED STOCK UNIT AGREEMENT (EMPLOYEES – RETIREMENT VESTING) This agreement (this “Agreement”) evidences an award (the “Award”) of restricted stock units (the “Restricted Stock Units”) granted by Planet Fitness, Inc. (the “Company”) to the undersigned (the “Grantee”) pursuant to and subject to the terms of the Planet Fitness, Inc. 2025 Omnibus Incentive Plan (as amended from time to time, the “Plan”). 1. Grant of Restricted Stock Units. On the grant date set forth above (the “Grant Date”) the Company granted to the Grantee an award consisting of the right to receive, without payment but subject to the terms and conditions provided herein and in the Plan, one share of Stock (a “Share”) with respect to each Restricted Stock Unit forming part of the Award, in each case, subject to adjustment pursuant to Section 7 of the Plan in respect of transactions occurring after the date hereof. The Restricted Stock Units are granted to the Grantee in connection with the Grantee’s Employment with the Company. 2. Vesting, etc. a) Generally. Unless earlier terminated, forfeited or relinquished, the Restricted Stock Units shall vest as to one-third (1/3) of the Shares subject to the Award on each of the first, second and third anniversaries of the Grant Date (each, a “vesting anniversary date” and the third anniversary of the Grant Date, the “final vesting anniversary date”). The number of Shares that vest on any of the foregoing dates will be rounded down to the nearest whole Share, with the Restricted Stock Units becoming vested as to 100% of the Shares on the final vesting anniversary date, subject to the Grantee’s continued Employment with the Company through the applicable vesting date. If the Grantee’s Employment with the Company ceases for any reason, except as expressly provided for herein, in the Plan or in a written employment or severance agreement between the Grantee and the Company (or a severance plan under which the Grantee has been designated as a participant entitled to receive benefits) that is in effect at the time of such termination, the Award, to the extent not already vested, will be automatically and immediately forfeited for no consideration. b) Retirement. Notwithstanding anything to the contrary provided in this

-2 165126979_5 Agreement, if the Grantee terminates employment due to Retirement, then a pro rata portion of the Restricted Stock Units otherwise scheduled to vest on the next vesting anniversary date following the date of such termination of employment shall not be forfeited and shall remain outstanding and eligible to vest on such next vesting anniversary date, with such pro rata portion determined based on the number of full months of employment completed from the most recent vesting anniversary date (or the Grant Date, if there has been no vesting anniversary date) through the date of the Grantee’s termination of employment due to Retirement; provided, however, that such continued pro rata vesting following such termination of employment due to Retirement is conditioned on the Grantee’s compliance with any non- competition, non-solicitation or non-disparagement obligations or restrictions to which the Grantee is subject through the applicable vesting anniversary date. For purposes of this Agreement, “Retirement” means a voluntary termination of employment (without Cause) when (i) the Grantee is either (x) sixty (60) years of age or older as of the date of such termination of employment and, immediately prior to such termination of employment, the Grantee has been in continuous employment for five (5) or more years, or (y) fifty-five (55) years of age or older as of the date of such termination of employment and, immediately prior to such termination of employment, the Grantee has been in continuous employment for ten (10) or more years, and (ii) the Grantee has provided the Company with at least twelve (12) months’ prior written notice of the Grantee’s intent to terminate employment. c) Change in Control. i. If (A) in connection with a Change in Control that occurs prior to the final vesting anniversary date, the Restricted Stock Units are assumed or continued, or a new award is substituted for the Restricted Stock Units by the acquiror or survivor (or an affiliate of the acquiror or survivor) in accordance with the provisions of Section 7 of the Plan, (B) the Grantee remains in continuous Employment through the date of a Change in Control and, (C) within the twenty-four (24)-month (if the Grantee has been designated as a participant entitled to receive benefits under the Company’s Executive Severance & Change in Control Policy, as it may be amended or amended and restated (the “CIC Policy”)) or twelve (12)-month (if the Grantee has not been designated as a participant entitled to receive benefits under the CIC Policy) period following a Change in Control and prior to the final vesting anniversary date, the Grantee’s Employment is terminated by the Company without Cause or the Grantee terminates his or her Employment for Good Reason (but only if the Grantee is party to a written employment or severance agreement between the Grantee and the Company (or is eligible to receive benefits under a severance plan under which the Grantee has been designated as a participant entitled to receive benefits, including the CIC Policy), in any case, that contains a definition of “Good Reason”), the Restricted Stock Units will automatically vest in full upon such termination of Employment.

-3 165126979_5 ii. If, in connection with a Change in Control that occurs prior to the final vesting anniversary date, the Restricted Stock Units are not assumed or continued, or a new award is not substituted for the Restricted Stock Units by the acquiror or survivor (or an affiliate of the acquiror or survivor) in accordance with the provisions of Section 7 of the Plan, the Restricted Stock Units will automatically vest in full upon the occurrence of such Change in Control. 3. Delivery of Shares. Subject to Section 5 below, the Company shall, as soon as practicable upon the vesting of the Restricted Stock Units (but in no event later than March 15 of the year following the year in which such Restricted Stock Units vest), effect delivery of the Shares with respect to such vested Restricted Stock Units to the Grantee. No Shares will be issued pursuant to this Award unless and until all legal requirements applicable to the issuance or transfer of such Shares have been complied with to the satisfaction of the Administrator. 4. Dividends; Other Rights. The Award shall not be interpreted to bestow upon the Grantee any equity interest or ownership in the Company prior to the date on which the Company actually delivers Shares to the Grantee (if any). The Grantee is not entitled to vote any Shares by reason of the granting of this Award or to receive or be credited with any dividends declared and payable on any Share prior to the date on which any such Share is delivered to the Grantee hereunder. The Grantee shall have the rights of a shareholder only as to those Shares, if any, that are actually delivered under this Award. 5. Forfeiture; Recovery of Compensation. (a) The Administrator may cancel, rescind, withhold or otherwise limit or restrict the Award at any time if the Grantee is not in compliance with all applicable provisions of the Agreement and the Plan. (b) By accepting, or being deemed to have accepted, the Award, the Grantee expressly acknowledges and agrees that his or her rights (and those of any permitted transferee) under the Award, including to any Shares acquired under the Award or any proceeds from the disposition thereof, are subject to Section 6(a)(5) of the Plan (including any successor provision). The Grantee further agrees to be bound by the terms of any clawback or recoupment policy or policies of the Company that apply to incentive compensation that includes Awards such as the Restricted Stock Units. Nothing in the preceding sentence shall be construed as limiting the general application of Section 9 of this Agreement. 6. Nontransferability. Neither the Award nor the Restricted Stock Units may be transferred except in accordance with Section 6(a)(3) of the Plan. 7. Certain Tax Matters. (a) The Grantee expressly acknowledges and agrees that the Grantee’s rights hereunder, including the right to be issued Shares upon vesting, are subject

-4 165126979_5 to the Grantee promptly paying to the Company in cash (or by such other means as may be acceptable to the Administrator in its discretion) all taxes required to be withheld. No Shares will be transferred pursuant to the vesting of the Restricted Stock Units unless and until the Grantee has remitted to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements, or has made other arrangements satisfactory to the Administrator with respect to such taxes. The Company may require the Grantee to satisfy the Grantee’s withholding tax obligations hereunder by instructing and authorizing the Company and the brokerage firm determined acceptable to (or designated by) the Company for such purpose to sell on the Grantee’s behalf a whole number of Shares from those Shares otherwise deliverable to the Grantee hereunder as the Company determines to be appropriate to generate cash proceeds sufficient to satisfy such withholding tax obligations. In such a case, the Grantee shall be solely responsible for all fees and expenses incurred in connection with the services provided by such brokerage firm. The Company may also hold back Shares that would otherwise be deliverable under the Award, including to satisfy any employment or other taxes due upon any earlier vesting of the Award. The Grantee authorizes the Company and its Affiliates to withhold any such amounts from any amounts otherwise owed to the Grantee, but nothing in this paragraph shall be construed as relieving the Grantee of any liability for satisfying his or her obligations under the preceding provisions of this Section. The Company shall have no liability or obligation relating to the foregoing. (b) The Grantee expressly acknowledges that because this Award consists of an unfunded and unsecured promise by the Company to deliver Shares in the future, subject to the terms hereof, it is not possible to make a so-called “83(b) election” with respect to the Award. (c) The Award is intended to be exempt from, or comply with, the requirements of Section 409A and the Plan and this Agreement shall be administered and interpreted in a manner consistent with this intent. Notwithstanding the foregoing, in no event shall the Company or any of its Affiliates be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Grantee on account of non-compliance with Section 409A. 8. Effect on Employment. Neither the grant of the Restricted Stock Units, nor the delivery of Shares upon vesting of the Award, will give the Grantee any right to be retained in the employ or service of the Company or any of its Affiliates, affect the right of the Company or any of its Affiliates to discharge or discipline the Grantee at any time, or affect any right of the Grantee to terminate his or her employment at any time. 9. Provisions of the Plan. This Agreement is subject in its entirety to the provisions of the Plan, which are incorporated herein by reference. A copy of the Plan as in effect on the Grant Date has been made available to the Grantee. By accepting, or being deemed to have accepted, the Award, the Grantee agrees to be bound by the terms of the

-5 165126979_5 Plan and this Agreement. In the event of any conflict between the terms of this Agreement and the Plan, the terms of the Plan shall control. 10. Acknowledgements. By accepting, or being deemed to have accepted, the Award, the Grantee agrees to be bound by, and agrees that the Award and the Restricted Stock Units are subject in all respects to, the terms of the Plan. The Grantee further acknowledges and agrees that (i) this Agreement may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument, (ii) this Agreement may be executed and exchanged using facsimile, portable document format (PDF) or electronic signature, which, in each case, shall constitute an original signature for all purposes hereunder and (iii) such signature by the Company will be binding against the Company and will create a legally binding agreement when this Agreement is countersigned by the Grantee. By executing this Agreement, the Grantee acknowledges and agrees that the Grantee has received and understands the Company’s Executive Compensation Recoupment Policy, the Company’s Policy for Recoupment of Incentive Compensation or any other Company policy that provides for the clawback of compensation (as any such policy may be amended, amended and restated or superseded from time to time, the “Clawback Policies”), that the Clawback Policies apply and will continue to apply to the Grantee during and after the Grantee’s employment in accordance with their terms, and that the Grantee has complied with and will continue to comply with the terms of the Clawback Policies. [Signature page follows.]

165126979_5 IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer. PLANET FITNESS, INC. By:_ Name: [●] Title: [●] Dated: [●] Acknowledged and Agreed: By:_ Name: [●] [Signature Page to Restricted Stock Unit Agreement]